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                                                                    EXHIBIT 99.2

             RECLASSIFIED HISTORICAL INCOME STATEMENTS BY QUARTER

MICROSOFT CORPORATION
RECLASSIFIED INCOME STATEMENTS
(In millions) (Unaudited)
--------------------------------------------------------------------------------

Reported quarterly income statements

                                    Q97-1    Q97-2    Q97-3    Q97-4    Q98-1    Q98-2    Q98-3    Q98-4    Q99-1    Q99-2    Q99-3
                                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Revenue                             $2,295   $2,680   $3,208   $3,175   $3,130   $3,585   $3,774   $3,995   $3,853   $4,938   $4,331
Operating expenses:
  Cost of revenue                      250      296      297      242      253      313      317      314      307      433      350
  Research and development             432      485      492      516      567      627      597      711      611      667      611
  Acquired in-process technology         0        0        0        0      296        0        0        0        0        0        0
  Sales and marketing                  625      737      750      744      788      876      829      919      830      940      996
  General and administrative            86       81      101       94       95      106      104      128       99      149      144
  Other expenses                        49       46       84       80       71       50       60       49       24       35        1
                                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
      Total operating expenses       1,442    1,645    1,724    1,676    2,070    1,972    1,907    2,121    1,871    2,224    2,102
                                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Operating income                       853    1,035    1,484    1,499    1,060    1,613    1,867    1,874    2,082    2,714    2,229
Investment income                       92      105      119      127      142      157      190      214      261      337      720
Gain on sale                             0        0        0        0        0        0        0        0      160        0        0
                                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Income before income taxes             945    1,140    1,603    1,626    1,202    1,770    2,057    2,088    2,503    3,051    2,949
Provision for income taxes             331      399      561      569      539      637      720      731      820    1,068    1,032
                                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net income                          $  614   $  741   $1,042   $1,057   $  663   $1,133   $1,337   $1,357   $1,683   $1,983   $1,917
                                    ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
Earnings per share:
  Basic                             $ 0.13   $ 0.15   $ 0.22   $ 0.22   $ 0.14   $ 0.23   $ 0.27   $ 0.27   $ 0.34   $ 0.40   $ 0.38
                                    ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
  Diluted                           $ 0.12   $ 0.14   $ 0.20   $ 0.20   $ 0.12   $ 0.21   $ 0.25   $ 0.25   $ 0.31   $ 0.36   $ 0.35
                                    ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

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Reclassified quarterly income statements

                                    Q97-1    Q97-2    Q97-3    Q97-4    Q98-1    Q98-2    Q98-3    Q98-4    Q99-1    Q99-2    Q99-3
                                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Revenue                             $2,405   $2,808   $3,365   $3,358   $3,334   $3,792   $3,984   $4,152   $4,193   $5,195   $4,595
Operating expenses:
  Cost of revenue                      482      558      583      547      534      613      640      673      649      788      708
  Research and development             417      449      474      523      603      648      611      739      651      715      664
  Acquired in-process technology         0        0        0        0      296        0        0        0        0        0        0
  Sales and marketing                  518      639      639      615      675      762      702      689      688      794      849
  General and administrative            86       81      101       94       95      106      104      128       99      149      144
  Other expenses                        49       46       84       80       71       50       60       49       24       35        1
                                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
      Total operating expenses       1,552    1,773    1,881    1,859    2,274    2,179    2,117    2,278    2,111    2,481    2,366
                                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Operating income                       853    1,035    1,484    1,499    1,060    1,613    1,867    1,874    2,082    2,714    2,229
Investment income                       92      105      119      127      142      157      190      214      261      337      720
Gain on sale                             0        0        0        0        0        0        0        0      160        0        0
                                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Income before income taxes             945    1,140    1,603    1,626    1,202    1,770    2,057    2,088    2,503    3,051    2,949
Provision for income taxes             331      399      561      569      539      637      720      731      820    1,068    1,032
                                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net income                          $  614   $  741   $1,042   $1,057   $  663   $1,133   $1,337   $1,357   $1,683   $1,983   $1,917
                                    ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
Earnings per share:
  Basic                             $ 0.13   $ 0.15   $ 0.22   $ 0.22   $ 0.14   $ 0.23   $ 0.27   $ 0.27   $ 0.34   $ 0.40   $ 0.38
                                    ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
  Diluted                           $ 0.12   $ 0.14   $ 0.20   $ 0.20   $ 0.12   $ 0.21   $ 0.25   $ 0.25   $ 0.31   $ 0.36   $ 0.35
                                    ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

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